Clayton




  Management's Report on Assessment of Compliance with Applicable
                     Servicing Criteria

1. Clayton Fixed Income Services Inc. ("CFIS") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include mortgage-backed securities transactions (each, a "Trust") for which CFIS acted as credit risk manager (the "Platform");

2. The criteria listed in the column titled "Performed by CFIS" in Appendix A are those criteria applicable (in part) to the Platform under paragraph (d) of 1122 of Regulation AB and are those criteria for which this certification is required pursuant to the terms and conditions of the various trust agreements and/or pooling and servicing agreements (the "Transaction Documents") through which CFIS was retained to act as credit risk manager;

3. CFIS can only certify compliance with sub-parts (A) and (B) of the criteria set forth in 1122(d)(iii)(2) because sub-parts (C) and
     (D) are not within the scope of services CFIS has been retained to provide to the Trusts.

     A. With respect to subparts (A) and (B) of 1122(d)(3)(i), management identified certain instances where component sections specified in the Transaction Documents were not included in a given month's credit risk manager report. These instances related to one of the following: (i) a loss severity analysis was not included; (ii) a mortgage insurance analysis was not included; or (iii) the standard default assumption
        (SDA) analytic was not included. In assessing the Platform, CFIS identified the following exceptions:

            a. One instance where a loss severity analysis should have been included but was not, in the January 2008 Credit Risk Manager Report for BNC 2007-2 (which reports on the November 2007 distribution)

            b. one instance where a mortgage insurance analysis should have been included but was not, in the June 2007 Credit Risk Manager Report for SASCO 2007-BC1 (which reports on the April 2007 distribution)

            c. one instance where an SDA analytic should have been included but was not, in the February 2008 Credit Risk Manager Report for BNC 2007-1 (which reports on the December 2007 distribution)

            Management does not consider these findings to be material instances of non-compliance with respect to the Platform as a whole. Management believes that the exceptions above occurred for the following reasons, respectively: (1) the relevant Trust had not incurred any losses as of the date of the report; (2) the relevant Trust did not have a mortgage insurance policy or there had been no mortgage insurance activity as of the date of the report; and (3) there was insufficient or statistically insignificant data available to generate the applicable analytic component.



Certificate of Compliance- Regulation AB
Clayton Fixed Income Services Inc.; March 2008




     B. With respect to subpart (C) of 1122(d)(iii)(2), CFIS is not required to file its reports with Securities Exchange Commission; per the Transaction Documents, the CFIS reports are to be included in the monthly filing responsibility for filing with the Commission rests with a party other than CFIS. Accordingly, the certification contained herein with respect to the Platform applies only to CFIS delivering its reports to the applicable third party responsible for including CFIS' reports with the Commission in accordance with the Commission's rules and regulations.

     C. With respect to subpart (D) of 1122(d)(iii)(2)CFIS is not responsible for ensuring that its reports "agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer." CFIS' role (in part) in the transactions in which it is retained is to provide oversight functions with respect to the servicers in such transactions and to identify issues in the areas of collateral reporting. In connection with such role, CFIS would report on discrepancies between the balance and number of pool assets as reported by the various transaction fiduciaries.

4.   Those criteria listed in the column "Inapplicable Servicing
     Criteria" on Appendix A hereto are inapplicable to CFIS based on the activities it performs with respect to the Platform;

5. Subject to the foregoing, CIFS has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

6. Hein & Associates, a registered public accounting firm, has issued an attestation report on CFIS' assessment of compliance with the applicable servicing criteria for the Reporting Period. Such report is attached hereto.




Clayton Fixed Income Services Inc.

By:/s/Kevin J. Kanouff
   ---------------------------------------

Name: Kevin J. Kanouff
Title: President









Certificate of Compliance- Regulation AB
Clayton Fixed Income Services Inc; March 2008









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Regulation AB                            Criteria                                       Performed by             Inapplicable
  Section                                                                                   CFIS                  Servicing
 Reference                                                                                                          Criteria
-------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in                                              X
1122(d)(1)(i)     accordance with the transaction agreements.
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                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to                                            X
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
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                  Any requirements in the transaction agreements to maintain a                                        X
1122(d)(1)(iii)   back-up servicer for the pool assets are maintained,
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                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage                                           X
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
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                       Cash Collection and Administration
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                  Payments on pool assets are deposited into the
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following                                          X
                  receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
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                  Disbursements made via wire transfer on behalf of an obligor                                        X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
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                  Advances of funds or guarantees regarding collections, cash
                  flows or distributions, and any interest or other fees charged                                      X
                  for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
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                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with                                        X
                  respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
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                  Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured
                  depository institution" with respect to a foreign financial                                         X
                  institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act.
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                  Unissued checks are safeguarded so as to prevent unauthorized                                       X
1122(d)(2)(vi)    access.
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                  Reconciliations are prepared on a monthly basis for all
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the                                     X
                  person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
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
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Certificate of Compliance- Regulation AB
Clayton Fixed Income Services Inc; March 2008

--------------------------------------------------------------------------------------------------------------------------------
Regulation AB                            Criteria                                       Performed by             Inapplicable
  Section                                                                                   CFIS                  Servicing
 Reference                                                                                                          Criteria
-------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
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
                  Reports to investors, including those to be filed with the
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms specified              X
                  in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)     Servicer.
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                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other terms                                   X
1122(d)(3)(ii)    set forth in the transaction agreements.
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                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such                                           X
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
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                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or                                           X
1122(d)(3)(iv)    custodial bank statements.
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                            Pool Asset Administration
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                  Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related mortgage                                          X
1122(d)(4)(i)     loan documents.
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                  Pool assets and related documents are safeguarded as                                                X
1122(d)(4)(ii)    required by the transaction agreements.
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                  Any additions, removals or substitutions to the asset pool
                  are made, reviewed and approved in accordance with any                                              X
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
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                  Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are
                  posted to the Servicer's obligor records maintained no more
                  than two business days after receipt, or such other number of                                       X
                  days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related pool asset documents.
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                  The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's                                            X
1122(d)(4)(v)     unpaid principal balance.
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                  Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in                                              X
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
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                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures
                  and repossessions, as applicable) are initiated, conducted and                                      X
                  concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
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
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Certificate of Compliance- Regulation AB
Clayton Fixed Income Services Inc; March 2008

--------------------------------------------------------------------------------------------------------------------------------
Regulation AB                            Criteria                                       Performed by             Inapplicable
  Section                                                                                   CFIS                  Servicing
 Reference                                                                                                          Criteria
-------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                  transaction agreements, and describe the entity's activities                                        X
                  in monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related                                        X
1122(d)(4)(ix)    pool asset documents.
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                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or                                      X
                  credited, to obligors in accordance with applicable pool
                  asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days
1122(d)(4)(x)     specified in the transaction agreements.
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                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided                                            X
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
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                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the                                                X
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
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                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained                                        X
                  by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
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                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction                                          X
1122(d)(4)(xiv)   agreements.
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                  Any external enhancement or other support, identified in Item
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is                                            X
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
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

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Certificate of Compliance- Regulation AB
Clayton Fixed Income Services Inc; March 2008